Exhibit 10.1

SECURITIES PURCHASE AGREEMENT

THIS SECURITIES PURCHASE AGREEMENT (this "Agreement") is entered into effective as of March 7, 2014 (the "Effective Date") between Calpian, Inc., a Texas corporation (the "Company"), and ________________ (the "Investor").

WHEREAS, Investor desires to purchase and receive from the Company and the Company desires to issue and sell to Investor Series C Convertible Preferred Stock (as further described herein below) in consideration of Investor’s payment of the Purchase Price to the Company pursuant to the terms of this Agreement.

NOW, THEREFORE, based upon the foregoing and the mutual promises in this Agreement, the parties agree as follows:

1.Investment.  In exchange for Investor’s initial cash payment on the date hereof in the amount of $1,000,000.00 (the "Original Purchase Price"), the Company will issue, sell, transfer and assign to Investor 1,000 shares (the "Initial Shares") of Series C Convertible Preferred Stock, par value $0.001 per share ("Series C Preferred") to be issued hereunder having the rights, preferences and limitations as set forth in the Certificate of Designation, in the form of Exhibit A hereto ("Certificate of Designation").  As soon as practicable after receipt of the Original Purchase Price, the Company shall deliver to the Investor the certificates evidencing the Initial Shares of Series C Preferred issued pursuant to this Agreement.  From time to time, on or after the Effective Date but in no event after December 31, 2014 or if otherwise precluded under the Certificate of Designation, the Investor may purchase up to an additional 4,000 shares (the "Additional Shares") of Series C Preferred for a purchase price of $1,000 per share (the "Additional Purchase Price").  As soon as practicable after receipt of the Additional Purchase Price, the Company shall deliver to the Investor the certificates evidencing the corresponding number of Additional Shares of Series C Preferred issued pursuant to this Agreement.

2.Termination.  In the event the sale of the shares of Series C Preferred is not consummated for any reason, this Agreement and any other agreement entered into between the Investor and the Company shall thereafter have no force or effect, and the Company shall promptly return or cause to be returned to the Investor the Purchase Price and Additional Purchase Price, if any, remitted to the Company, without deduction therefrom.

3.Representations by Investor.  In consideration of the Company’s issuance of Series C Preferred, Investor makes the following representations and warranties to the Company and to its principals, which warranties and representations shall be true and accurate as of the date of this Agreement and the issuance of the Additional Share and shall survive any issuance of Series C Preferred by the Company hereunder:

(a) Prior to the time of purchase of any share of Series C Preferred, Investor has carefully reviewed this Agreement, and the Company’s filings with the Securities and Exchange Commission (the foregoing materials, together with this Agreement and any documents which may have been made available upon request as reflected therein, collectively referred to as the "Public Information"). Investor has had the opportunity to ask questions and receive any additional information from persons acting on behalf of the Company to verify Investor’s understanding of the terms thereof and of the Company’s business and status thereof.

(b) Investor acknowledges that Investor has not seen, received, been presented with, or been solicited by any leaflet, public promotional meeting, newspaper or magazine article or advertisement, radio or television advertisement, or any other form of advertising or general solicitation with respect to the shares of Series C Preferred.

(c) The shares of Series C Preferred are being purchased for Investor’s own account for long-term investment and not with a view to immediately re-sell the shares of Series C Preferred.  No other person or entity will have any direct or indirect beneficial interest in, or right to, the shares of Series C Preferred.  Investor or its agents or investment advisors have such knowledge and experience in financial and business matters that will enable Investor to utilize the information made available to it in connection with the purchase of the shares of Series C Preferred to evaluate the merits and risks thereof and to make an informed investment decision.

(d) Investor hereby acknowledges that the issuance of the shares of Series C Preferred has not been reviewed by the United States Securities and Exchange Commission (the "SEC") nor any state regulatory authority since the issuance of the shares of Series C Preferred is intended to be exempt from the registration requirements of Section 5 of the Securities Act, pursuant to Regulation D.  Investor acknowledges that the shares of Series C Preferred have not been registered under the Securities Act or qualified under the under the securities laws of any state or other jurisdiction or any other regulatory authority, or any other applicable blue sky laws, in reliance, in part, on Investor’s representations, warranties and agreements made herein.

(e) Investor represents, warrants and agrees that the Company and the officers of the Company (the "Company’s Officers") are under no obligation to register or qualify the shares of Series C Preferred under the Securities Act or under any state securities law, or to assist the undersigned in complying with any exemption from registration and qualification.

(f) Investor represents that Investor meets the criteria for participation because: (i) Investor has a preexisting personal or business relationship with the Company or one or more of its partners, officers, directors or controlling persons; or (ii) by reason of Investor’s business or financial experience, or by reason of the business or financial experience of its financial advisors who are unaffiliated with, and are not compensated, directly or indirectly, by the Company or any affiliate or selling agent of the Company, Investor is capable of evaluating the risk and merits of an investment in the shares of Series C Preferred and of protecting its own interests.

(g) Investor represents that Investor is an "accredited investor" within the meaning of Rule 501 of Regulation D under the Securities Act as indicated by the Investor’s responses to the questions contained in the Certificate of Accredited Investor Status attached hereto as Exhibit B, and that the Investor is able to bear the economic risk of an investment in the shares of Series C Preferred.

(h) Investor understands that the shares of Series C Preferred are illiquid, and until registered with the SEC, or an exemption from registration becomes available, cannot be readily sold as there will not be a public market for them, and that Investor may not be able to sell or dispose of the shares of Series C Preferred, or to utilize the shares of Series C Preferred as collateral for a loan.  Investor must not purchase the shares of Series C Preferred unless Investor has liquid assets sufficient to assure Investor that such purchase will cause it no undue financial difficulties, and that Investor can still provide for current and possible personal contingencies, and that the commitment herein for the shares of Series C Preferred, combined with other investments of Investor, is reasonable in relation to its net worth.

(i) Investor understands acknowledges that the shares of Series C Preferred issued pursuant to this Agreement are non-transferrable without the prior written consent of the Company and that the Company has the right, in its absolute discretion, to refuse to consent.

(j) Investor has been advised to consult with its own attorney or attorneys regarding all legal matters concerning an investment in the Company and the tax consequences of purchasing the shares of Series C Preferred, and has done so, to the extent Investor considers necessary.

(k) Investor acknowledges that the tax consequences of investing in the Company will depend on particular circumstances, and neither the Company, the Company’s Officers, any other investors, nor the partners, shareholders, members, managers, agents, officers, directors, employees, affiliates or consultants of any of them, will be responsible or liable for the tax consequences to Investor of an investment in the Company.  Investor will look solely to and rely upon its own advisers with respect to the tax consequences of this investment.

(l) Investor acknowledges that some of the information provided by the Company in connection with the purchase of the shares of Series C Preferred constitutes "material non-public information" within the meaning of Rule 10b-5 of the Exchange Act.  Investor acknowledges and agrees that Investor is prohibited from any buying or selling of the Company’s securities on the basis of this material non-public information until after the information either becomes publicly available by the Company (such as in a Current Report on Form 8-K or in the Company’s Form 10-K or Form 10-Q) or ceases to be material, and in no event for at least thirty (30) days from the date hereof. Investor acknowledges that it is aware of the restrictions of applicable securities laws, including Regulation FD and Sections 9 and 10 of the Exchange Act and Rule 10b-5 under the Exchange Act, relating to the trading in securities of an issuer, including while in possession of material non public information regarding that issuer.

(m) All information which Investor has provided to the Company concerning Investor, including but not limited to, its financial position and its knowledge of financial and business matters, is truthful, accurate, correct, and complete as of the date set forth herein.

(n) Each certificate or instrument representing securities issuable pursuant to this Agreement will be endorsed with the following legend:

THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES, THE TRANSFER IS MADE IN COMPLIANCE WITH RULE 144 PROMULGATED UNDER SUCH ACT OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITIES WHICH IS REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT.

(o) The Investor hereby represents that the address of the Investor furnished by Investor on the signature page hereof is the Investor’s principal residence if Investor is an individual or its principal business address if it is a corporation or other entity.

(p) The Investor represents that the Investor has full power and authority (corporate, statutory and otherwise) to execute and deliver this Agreement and to purchase the shares of Series C Preferred.  This Agreement constitutes the legal, valid and binding obligation of the Investor, enforceable against the Investor in accordance with its terms.

(q) If the Investor is a corporation, partnership, limited liability company, trust, employee benefit plan, individual retirement account, Keogh Plan, or other tax-exempt entity, it is authorized and qualified to invest in the Company and the person signing this Agreement on behalf of such entity has been duly authorized by such entity to do so.

(r) Investor acknowledges that if he or she is a Registered Representative of a FINRA member firm, he or she must give such firm the notice required by the FINRA’s Rules of Fair Practice, receipt of which must be acknowledged by such firm.

(s) Investor acknowledges that at such time, if ever, as any of the shares of Series C Preferred is registered with the SEC, sales of such shares of Series C Preferred will be subject to state securities laws.

(t) Investor agrees not to issue any public statement with respect to the Investor’s investment or proposed investment in the Company or the terms of any agreement or covenant between them and the Company without the Company’s prior written consent, except such disclosures as may be required under applicable law or under any applicable order, rule or regulation.

4.Representations by the Company.  The Company hereby represents and warrants to the Investor as follows:

(a) The Company is duly organized, validly existing, and in good standing under the laws of the jurisdiction of its organization.  The Company has all requisite power and authority to own and operate its properties and assets and to carry on its business as presently conducted and as proposed to be conducted.

(b) The Company’s Series C Preferred to be issued to the Investor pursuant to this Agreement, when issued and delivered in accordance with the terms of this Agreement, will be duly and validly issued and will be fully paid and nonassessable.

(c) The Company’s common stock issuable to the Investor upon conversion of Series C Preferred, when issued and delivered in accordance with this Agreement and the Certificate of Designation, will be duly and validly issued and fully paid and nonassessable.

(d) The Company has all right, corporate power and authority to enter into, execute and deliver this Agreement.  The execution and delivery by the Company of this Agreement and the compliance by the Company with each of the provisions of this Agreement are within the corporate power and authority of the Company and have been duly authorized by all requisite corporate and other action of the Company.  This Agreement has been duly and validly executed and delivered by the Company, and this Agreement constitutes a legal, valid and binding agreement of the Company, enforceable against the Company in accordance with their respective terms, except as such enforcement is limited by bankruptcy, insolvency and other similar laws affecting the enforcement of creditors’ rights generally and for limitation imposed by general principles of equity, regardless of whether enforcement is sought at law or in equity and insofar as indemnification and contribution provisions may be limited by applicable law.

(e)  Capitalization:

(i)           As of the date of this Agreement, before giving effect to the transactions contemplated hereby, the authorized capital of the Company consists of (i) 1,000,000 shares of preferred stock, of which none are issued and outstanding and (ii) 200,000,000, of which 29,589,478 are issued and outstanding.  All of the outstanding equity securities of the Company have been duly authorized and validly issued and are fully paid and non-assessable.

(ii)           Except as set forth in the SEC Reports, as defined below, there are no (i) outstanding subscriptions, warrants, options, calls, rights of first offer, rights of first refusal, tag along rights, drag along rights, subscription rights, conversion rights, exchange rights, or commitments or rights of any character relating to or entitling any Person to purchase or otherwise acquire any equity securities of the Company or requiring the Company to issue or sell any equity securities, (ii) obligations or securities convertible into or exchangeable for shares of any equity securities of the Company or any commitments of any character relating to or entitling any Person to purchase or otherwise acquire any such obligations or securities, (iii) statutory preemptive rights or preemptive rights granted under the organizational documents of the Company, or (iv) stock appreciation rights, phantom stock, profit participation, or other similar rights with respect to the Company.  There are no stockholder agreements, voting trusts, proxies or other agreements, instruments or understandings with respect to the purchase, sale, transfer or voting of the outstanding shares of equity securities of the Company.  There are no commitments under which the Company is obligated to repurchase, redeem, retire or otherwise acquire any equity securities of the Company.

(iii)           The shares of Series C Preferred, when issued and delivered in accordance with the terms of this Agreement, will be duly authorized and validly issued and outstanding, fully paid and non-assessable (in jurisdictions where such concept is recognized), free and clear of any and all encumbrances and not subject to the preemptive or other similar rights of any shareholders of the Company, other than restrictions imposed by applicable securities laws, including, but not limited to, all applicable Texas statutes.

(iv)           The common stock of the Company issuable upon the exercise of the Series C Preferred will have been validly reserved for issuance, and when issued, will be duly authorized, fully paid and non-assessable (in jurisdictions where such concept is recognized), free and clear of any and all encumbrances and not subject to the preemptive or other similar rights of any shareholders of the Company, other than restrictions imposed by applicable securities laws, including, but not limited to, all relevant Texas statutes.

(f) The Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act of 1933, as amended (the “Securities Act”) and the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (the “Exchange Act”), including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such material) (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”) and when filed, each SEC Report was in compliance in all material respects with the requirements of its report form, the Exchange Act and the Securities Act.  All proxy statements, reports, registration statements, schedules, forms and other documents required to be filed with the SEC by the Company under the Exchange Act and the Securities Act after the date hereof through the date of purchase of the Additional Shares will, if and when filed, be in compliance in all material respects with the requirements of its respective report form, the Exchange Act and the Securities Act and will not, at the time they are filed or declared effective, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading; provided, however, that any failure by the Company to file any proxy statement, report, registration statement, schedule, form and other documents shall not constitute a breach of this Section 4.

(g) Except as set forth in the SEC Reports, there is no claim, action, suit, investigation or proceeding (“Litigation”) pending or, to the Company’s knowledge, threatened before any court, arbitrator or other governmental entity.  Except as disclosed in the SEC Reports, the Company is not in default under or in breach of any order, judgment, injunction or decree of any court, arbitrator or other governmental entity.

(h) Neither the execution, delivery or performance by the Company of this Agreement, nor the consummation of the transactions contemplated hereby will:

(i)           conflict with, or result in a breach or a violation of, any provision of the organizational documents of the Company and (ii) constitute a breach, violation or default, or give rise to any right of termination, modification, cancellation, prepayment, suspension, limitation, revocation or acceleration, under any (1) law applicable to or binding on the Company or (2) provision of any commitment to which the Company is a party, except in the case of clause (a)(ii)(2), where such conflict, breach, violation or default would not result in a Material Adverse Change. “Material Adverse Change” means any material adverse change on the business, properties, assets, liabilities, operations (including results thereof), condition (financial or otherwise) or prospects of the Company and its subsidiaries, taken as a whole; and

(ii)           require the Company to make or obtain the consent, waiver, agreement, approval, permit or authorization of, or declaration, filing, notice or registration to or with, or assignment by, any governmental entity or any Person that is not a governmental entity (including any party to any commitment to which the Company is a party to), except in the case of clause (b), where the failure to obtain consent would not result in a Material Adverse Change.

(i) Neither the Company nor its subsidiaries (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company under), nor has the Company or its subsidiaries received written notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any judgment, decree or order of any court, arbitrator or governmental authority, and (iii) is in violation of any statute, rule, ordinance or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws applicable to its business and all such laws that affect the environment, except in each case as could not have or reasonably be expected to result in a Material Adverse Change.

5.Agreement to Indemnify.

(a) Investor hereby agrees to indemnify and hold the Company, its principals, the Company’s officers, directors, attorneys, employees, affiliates, controlling persons and agents and their respective heirs, representatives, successors and assigns, harmless from any and all liabilities, damages, costs and expenses (including actual and reasonable attorneys’ fees) (collectively, "Losses") which they may incur by reason of Investor’s breach of any of Investor’s representations, warranties or agreements contained in this Agreement, the Certificate of Accredited Investor Status, or any other document in connection with the purchase and sale of the shares of Series C Preferred.

(b) The Company hereby agrees to indemnify and hold the Investor, its principals, the Investor’s officers, directors, attorneys, employees, affiliates, controlling persons and agents and their respective heirs, representatives, successors and assigns, harmless from any and all Losses which they may incur arising from the Company’s breach of any of the Company’s representations, warranties or agreements contained in this Agreement or any other document in connection with the purchase and sale of the shares of Series C Preferred.

6. Any notice or other communication given hereunder shall be deemed sufficient if in writing and sent by registered or certified mail, return receipt requested, or delivered by hand against written receipt therefor, addressed as follows:

(a)            if to the Company, to:

Calpian, Inc.
500 North Akard Street, Suite 2850
Dallas, Texas
Attn:  Harold Montgomery
Telephone: (214) 758-8600
Facsimile: (214) 758-8602

With a copy to (which shall not constitute notice):

Sichenzia Ross Friedman Ference LLP
61 Broadway, 32nd Floor
New York, NY 10006
Attn:  Darrin M. Ocasio

(b) if to the Investor, to the Investor’s address indicated on the signature page of this Agreement.

Notices shall be deemed to have been given or delivered on the date of mailing, except notices of change of address, which shall be deemed to have been given or delivered when received.

7.Investment Representation Binding on Heirs, etc.  This Agreement shall be binding upon the heirs, executors, administrators, successors and assigns of the Investor.  If the undersigned is more than one person, the obligations of the undersigned shall be joint and several and the representations and warranties shall be deemed to be made by and be binding on each such person and his or her heirs, executors, administrators, successors, and assigns.

8.Execution Authorized.  If this Agreement is executed on behalf of a corporation, partnership, trust or other entity, the undersigned has been duly authorized and empowered to legally represent such entity and to execute this Agreement and all other instruments in connection with the shares of Series C Preferred and the signature of the person is binding upon such entity.

9.Adoption of Terms and Provisions.  The Investor hereby adopts, accepts and agrees to be bound by all the terms and provisions hereof.

10. Except as otherwise provided herein, this Agreement shall not be changed, modified or amended except by a writing signed by the parties to be charged, and this Agreement may not be discharged except by performance in accordance with its terms or by a writing signed by the party to be charged.

11.Governing Law.  NOTWITHSTANDING THE PLACE WHERE THIS AGREEMENT MAY BE EXECUTED BY ANY OF THE PARTIES HERETO, THE PARTIES EXPRESSLY AGREE THAT ALL THE TERMS AND PROVISIONS HEREOF SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS WITHOUT REGARD TO SUCH STATE’S PRINCIPLES OF CONFLICTS OF LAW. IN THE EVENT THAT A JUDICIAL PROCEEDING IS NECESSARY, THE SOLE FORUM FOR RESOLVING DISPUTES ARISING OUT OF OR RELATING TO THIS AGREEMENT IS THE COURTS LOCATED IN THE STATE OF TEXAS IN AND FOR THE COUNTY OF DALLAS OR THE FEDERAL COURTS FOR SUCH STATE AND COUNTY, AND ALL RELATED APPELLATE COURTS, THE PARTIES HEREBY IRREVOCABLY CONSENT TO THE JURISDICTION OF SUCH COURTS AND AGREE TO SAID VENUE.

12. In order to discourage frivolous claims the parties agree that unless a claimant in any proceeding arising out of this Agreement succeeds in establishing his claim and recovering a judgment against another party (regardless of whether such claimant succeeds against one of the other parties to the action), then the other party shall be entitled to recover from such claimant all of its/their reasonable legal costs and expenses relating to such proceeding and/or incurred in preparation therefor.

13. The holding of any provision of this Agreement to be invalid or unenforceable by a court of competent jurisdiction shall not affect any other provision of this Agreement, which shall remain in full force and effect.  If any provision of this Agreement shall be declared by a court of competent jurisdiction to be invalid, illegal or incapable of being enforced in whole or in part, such provision shall be interpreted so as to remain enforceable to the maximum extent permissible consistent with applicable law and the remaining conditions and provisions or portions thereof shall nevertheless remain in full force and effect and enforceable to the extent they are valid, legal and enforceable, and no provisions shall be deemed dependent upon any other covenant or provision unless so expressed herein.

14. It is agreed that a waiver by either party of a breach of any provision of this Agreement shall not operate, or be construed, as a waiver of any subsequent breach by that same party.

15. The parties agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Agreement.

16. This Agreement may be executed in two or more counterparts each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.

17. Nothing in this Agreement shall create or be deemed to create any rights in any person or entity not a party to this Agreement.

18.Limitation of Liability (Texas Security Act).  PURSUANT TO THE TEXAS SECURITIES ACT, ART. 581-1 ET SEQ. (THE "TEXAS SECURITIES ACT"), THE LIABILITY UNDER THE TEXAS SECURITIES ACT OF A LAWYER, ACCOUNTANT, CONSULTANT, THE FIRM OF ANY OF THE FOREGOING, AND ANY OTHER PERSON OR ENTITY ENGAGED TO PROVIDE SERVICES RELATING TO AN OFFERING OF SECURITIES OF THE COMPANY (SUCH PERSONS, "SERVICE PROVIDERS") IS LIMITED TO A MAXIMUM OF THREE TIMES THE FEE PAID BY THE COMPANY OR SELLER OF THE COMPANY’S SECURITIES TO THE SERVICE PROVIDER FOR THE SERVICES RELATED TO THE OFFERING OF THE COMPANY’S SECURITIES, UNLESS THE TRIER OF FACT FINDS THAT SUCH SERVICE PROVIDER ENGAGED IN INTENTIONAL WRONGDOING IN PROVIDING THE SERVICES.  BY BECOMING A PARTY TO THIS AGREEMENT, THE INVESTOR HEREBY ACKNOWLEDGES THE DISCLOSURE PROVIDED IN THIS SECTION 18.

19.Investor’s Information. (This must be consistent with the form of ownership selected below and the information provided in the Certificate of Accredited Investor Status (Exhibit B hereto)).

Name (please print):
If entity named above,	By:
Its:
Social Security or Taxpayer I.D. Number:
Business Address (including zip code):

Business Phone:
Residence Address (including zip code):

Residence Phone:
All communications to be sent to:
Business:	or	Residence Address:

Please indicate below the form in which you will hold title to your interest in the shares of Series C Preferred.  PLEASE CONSIDER CAREFULLY.  ONCE YOU HAVE BEEN ISSUED THE SHARES OF SERIES C PREFERRED, A CHANGE IN THE FORM OF TITLE CONSTITUTES A TRANSFER OF THE INTEREST IN THE SHARES OF SERIES C PREFERRED AND MAY THEREFORE BE RESTRICTED BY THE TERMS OF THIS AGREEMENT, AND MAY RESULT IN ADDITIONAL COSTS TO YOU.  Investor should seek the advice of its attorney in deciding in which of the forms they should take ownership of the interest in the shares of Series C Preferred, because different forms of ownership can have varying gift tax, estate tax, income tax, and other consequences, depending on the state of the investor’s domicile and his or her particular personal circumstances.

☐	INDIVIDUAL OWNERSHIP (one signature required)

☐	JOINT TENANTS WITH RIGHT OF SURVIVORSHIP AND NOT AS TENANTS IN COMMON (both or all parties must sign)

☐	COMMUNITY PROPERTY (one signature required if interest held in one name, i.e., managing spouse; two signatures required if interest held in both names)

☐	TENANTS IN COMMON (both or all parties must sign)

☐	GENERAL PARTNERSHIP (fill out all documents in the name of the PARTNERSHIP, by a PARTNER authorized to sign)

☐	LIMITED PARTNERSHIP (fill out all documents in the name of the LIMITED PARTNERSHIP, by a GENERAL PARTNER authorized to sign)

☐	LIMITED LIABILITY COMPANY (fill out all documents in the name of the LIMITED LIABILITY COMPANY, by a member authorized to sign)

☐	CORPORATION (fill out all documents in the name of the CORPORATION, by the President or other officer authorized to sign)

☐
TRUST (fill out all documents in the name of the TRUST, by the Trustee, and include a copy of the instrument creating the trust and any other documents necessary to show the investment by the Trustee is authorized.  The date of the trust must appear on the Notarial where indicated.)

(Signature page follows)

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

"INVESTOR"

(Signature)

By:
Its:

"COMPANY"

CALPIAN, INC., a Texas corporation

By:
Harold Montgomery
President and CEO

[Signature Page]

EXHIBIT A

Certificate of Designation

EXHIBIT B

CALPIAN, INC.

CERTIFICATE OF ACCREDITED INVESTOR STATUS

Except as may be indicated by the undersigned below, the undersigned is an "accredited investor," as that term is defined in Regulation D under the Securities Act of 1933, as amended (the "Securities Act").  The undersigned has initialed the box below indicating the basis on which he is representing his status as an "accredited investor":

☐ a bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended (the "Securities Exchange Act"); an insurance company as defined in Section 2(13) of the Securities Act; an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; a small business investment company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, and such plan has total assets in excess of $5,000,000; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are "accredited investors";

☐ a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

☐ an organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

☐ a natural person whose individual net worth, or joint net worth with the undersigned’s spouse, at the time of this purchase exceeds $1,000,000 (excluding the value of the undersigned’s primary residence);

☐ a natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with the undersigned’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

☐ a trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a person who has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the prospective investment;

☐ an entity in which all of the equity holders are "accredited investors" by virtue of their meeting one or more of the above standards; or

☐ an individual who is a director or executive officer of Calpian, Inc.

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Accredited Investor Status effective as of this _______ day of  ________, 201__.

INVESTOR

(Signature)
By:
Its:

[Signature Page to Certificate of Accredited Investor Status]